EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1. GENESIS OPPORTUNITY FUND, L.P.

Item	Information
Name:	GENESIS OPPORTUNITY FUND, L.P.
Address:	1212 Avenue of the Americas, 19th Floor, New York, New York 10036
Designated Filer:	Genesis Capital Advisors LLC
Date of Event Requiring Statement (Month/Day/Year):	April 2, 2012
Issuer Name and Ticker or Trading Symbol:	GlobalOptions Group, Inc. [GLOI]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: Genesis Capital Advisors LLC Its: General Partner By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member Date: April 2, 2012

2. GENESIS ASSET OPPORTUNITY FUND, L.P.

Item	Information
Name:	GENESIS ASSET OPPORTUNITY FUND, L.P.
Address:	1212 Avenue of the Americas, 19th Floor, New York, New York 10036
Designated Filer:	Genesis Capital Advisors LLC
Date of Event Requiring Statement (Month/Day/Year):	April 2, 2012
Issuer Name and Ticker or Trading Symbol:	GlobalOptions Group, Inc. [GLOI]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: Genesis Capital GP LLC Its: General Partner By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member Date: April 2, 2012

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3. GENESIS CAPITAL GP LLC

Item	Information
Name:	GENESIS CAPITAL GP LLC
Address:	1212 Avenue of the Americas, 19th Floor, New York, New York 10036
Designated Filer:	Genesis Capital Advisors LLC
Date of Event Requiring Statement (Month/Day/Year):	April 2, 2012
Issuer Name and Ticker or Trading Symbol:	GlobalOptions Group, Inc. [GLOI]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Daniel Saks Name: Daniel Saks Title: Managing Member Date: April 2, 2012

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